Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

AFT CHOICE PLUS

Supplement Dated September 30, 2025 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2025, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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NOTICE OF IMPORTANT INFORMATION

ABOUT PROPOSED FUND REORGANIZATIONS

On May 15, 2025, the Board of Directors of Voya Investors Trust (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Fund” (the “Reorganization):

Disappearing Portfolio	Surviving Fund
VY® T. Rowe Price Equity Income Portfolio	Voya Large Cap Value Fund (a series of Voya Equity Trust)

The proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolios’ shareholders on or about November 7, 2025, and a shareholder meeting is scheduled to be held on or about January 6, 2026. The Disappearing Portfolio will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place on or about December 5, 2025 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganizations from the close of business on January 23, 2026 through the close of business on February 6, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Fund. During this time, the Disappearing Portfolio may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolio is not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolio. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Fund.

X.105479-25B	September 2025

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

This supplement supersedes the information in the July 25, 2025 supplement related to the fund reorganization. All references related to an upcoming class change should be removed.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.105479-25B	September 2025